UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2012

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 14, 2012, The Bryn Mawr Trust Company (the “Bank”), which is a wholly owned subsidiary of Bryn Mawr Bank Corporation (the “Corporation”), entered into a definitive Second Amendment (the “Second Amendment”) to that certain Purchase and Assumption Agreement, dated as of April 27, 2012, as amended by that certain Amendment (the “Amendment”) to the Purchase and Assumption Agreement, dated as of October 12, 2012 (together with the Amendment and the Second Amendment, the “Agreement”), between the Bank and First Bank of Delaware (“FBD”). The Amendment served to revise the date at which, if the transaction has not closed, a party may terminate the Agreement from November 15, 2012 to November 16, 2012.

Capitalized terms used but not defined herein have the meaning ascribed to them in the Agreement.

The foregoing summary of the Second Amendment is not complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference in its entirety.

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 16, 2012, the Bank’s previously announced acquisition (the “Acquisition”) of certain consumer and business deposit and loan accounts as well as FBD’s branch located at Brandywine Commons, 1000 Rocky Run Parkway, Wilmington, Delaware (the “Branch”), and assumption of certain of the deposit liabilities of FBD, as contemplated by the Agreement, was completed.

The foregoing summary of the Acquisition is not complete and is qualified in its entirety by reference to the complete text of the Agreement and the press release dated November 19, 2012, attached as Exhibit 99.1 hereto, each of which are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 2.1	Amendment to Purchase and Assumption Agreement, dated as of November 14, 2012, by and between The Bryn Mawr Trust Company and First Bank of Delaware*

Exhibit 99.1	Press Release dated November 19, 2012 related to the completion of the Acquisition

*	The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II
President and CEO

Date: November 19, 2012

EXHIBITS INDEX

Exhibit	Description

Exhibit 2.1	Amendment to Purchase and Assumption Agreement, dated as of November 14, 2012, by and between The Bryn Mawr Trust Company and First Bank of Delaware*

Exhibit 99.1	Press Release dated November 19, 2012 related to the completion of the Acquisition

*	The schedules to the Agreement have been omitted in accordance with Item 601(b) of Regulation S-K.